UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2010
APACHE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of principal executive offices, including zip code)
(713) 296-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets
     On August 10, 2010, Apache Corporation (the “Company”), completed the previously announced acquisition of BP plc’s oil and gas operations, acreage and infrastructure in the Permian Basin of West Texas and New Mexico, which consists of 10 Permian field areas with estimated proved reserves of 141 million boe (65 percent liquids), first-half 2010 net production of 15,110 barrels of liquids and 81 MMcf of gas per day, and two operated gas processing plants (collectively, the “Permian Properties”). The Company acquired the Permian Properties pursuant to the terms and conditions set forth in a Purchase and Sale Agreement by and between BP America Production Company and ZPZ Delaware I LLC, dated July 20, 2010, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed on July 21, 2010, and is incorporated herein by reference. The Company paid $3.1 billion for the Permian Properties, including a $1.5 billion deposit paid on July 30, 2010 and the balance paid on closing. The effective date of the transaction was July 1, 2010. BP plc will continue to operate the Permian Properties on the Company’s behalf through November 30, 2010.
     The acquisition of the Permian Properties is one element of the Company’s previously disclosed agreement to acquire all of BP plc’s oil and gas operations, acreage and infrastructure in the Permian Basin and Egypt’s Western Desert, and substantially all of BP plc’s upstream natural gas business in western Alberta and British Columbia in Canada.
     Completion of the Company’s acquisition of the assets in Canada and Egypt is subject to customary regulatory approvals and conditions. The Company financed the acquisition of the Permian Properties and is financing the Egypt and Canada properties with proceeds from its recently completed equity offerings, debt and cash on hand.

Item 7.01.	Regulation FD Disclosure
     The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.
     On August 11, 2010, the Company issued a press release announcing that it had closed the acquisition of the Permian Properties, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit 2.1	Purchase and Sale Agreement by and between BP America Production Company and ZPZ Delaware I LLC dated July 20, 2010 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A, dated July 20, 2010, filed on July 21, 2010, SEC File No. 001-4300).

Exhibit 99.1	Press release of Apache Corporation dated August 11, 2010.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION
Dated: August 11, 2010	By:	/s/ John A. Crum
John A. Crum
Co-Chief Operating Officer and President — North America

EXHIBIT INDEX

Exhibit
Number	Description
2.1
Purchase and Sale Agreement by and between BP America Production Company and ZPZ Delaware I LLC dated July 20, 2010 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A, dated July 20, 2010, filed on July 21, 2010, SEC File No. 001-4300).

99.1	Press release of Apache Corporation dated August 11, 2010.

4